------------------------------------------------------------------------------

                        THE PARNASSUS INCOME TRUST
                     Annual Report December 31, 2001
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                                                              February 4, 2002



Dear Shareholder:

     Here is your annual report for the year 2001. Inside you'll find financial statements and an analysis of all three funds in the Parnassus Income Trust. Both the Equity Income Fund and the Fixed-Income Fund had excellent performance this year. The California Tax-Exempt Fund underperformed its peer group for 2001, but it is still ahead of the average California municipal bond fund for the longer-term.

     Effective May 1, I will no longer be the co-manager of all three funds. Todd Ahlsten who has been co-manager with me on the Equity Income Fund and on the Fixed-Income Fund will take over as sole portfolio manager for both these funds. Ben Liao who has been co-manager with me on the California Tax-Exempt Fund will take over as sole portfolio manager.

     Since I will continue as chief investment officer of Parnassus Investments, I am not going very far. I will still have oversight of all three funds and I will continue to work closely with Todd and Ben. They will have primary responsibility for their respective funds, but they will be free to ask me for advice. They have been working with me for a couple of years on the funds so the transition will be seamless. They're doing a great job so the funds will be in capable hands.

     I will continue as portfolio manager of the Parnassus Fund.



                                                            Yours truly,



                                                            Jerome L. Dodson

                                                            President

                                                             Equity Income Fund
     As of December 31, 2001, the net asset value per share (NAV) of the Equity Income Fund was $22.50, so after taking dividends into account, the total return for the year was 9.97%. This compares to a loss of 5.65% for all the equity income funds followed by Lipper. As a result, our strong performance for the year placed us seventh out of 198 equity income funds followed by Lipper.*

     The Fund also beat the S&P 500 ("S&P") by a wide margin. The S&P finished down 11.89% in 2001 versus our gain of nearly 10%. Dividends helped our performance as the Fund's average yield (dividends divided by share price) was 4.02% for the year, much higher than the S&P's yield of 1.32%. Equity income funds did better than the S&P during 2001 as dividend-paying value stocks outperformed growth issues.

     The Fund's longer-term performance has also been excellent. Our returns beat the Lipper averages for the three and five-year periods and since inception. We're also pleased to report that since we changed our objective to equity income from a balanced fund on March 31, 1998, our total return has averaged 12.13% per year compared to 1.76% for the Lipper average. This places the Fund first out of 154 equity income funds followed by Lipper since the change of objective.*

     Below are a table and a graph that compare the performance of the Fund with the S&P and the average equity income fund followed by Lipper. Average annual total returns are for the one, three and five-year periods and since inception (all periods ending 12/31/01).

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

* For the one, three and five-year periods and since inception ended 12/31/01, the Parnassus Equity Income Fund placed #7 of 198 funds, #4 of 167 funds, #3 of 124 funds, and #10 of 49 funds, respectively.



------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                        Equity Income         Lipper Equity Income           S&P 500
for periods ended December 31, 2001                     Fund                  Fund Average                Index
------------------------------------------------------------------------------------------------------------------------
One Year                                                9.97%                    (5.65%)                (11.89%)
Three Years                                            12.82%                     2.00%                  (1.02%)
Five Years                                             13.89%                     8.29%                  10.68%
Since Inception 8/31/92                                13.28%                    11.41%                  13.75%
Since Change of Objective 3/31/98                      12.13%                     1.76%                   2.42%
-----------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do.

STRATEGY AND ANALYSIS
     Our basic investment strategy is to own a diversified portfolio of approximately 120 companies that offer good financial prospects and have strong social characteristics. Equities should be priced at attractive valuations and 80% of them under normal circumstances should pay a dividend or interest. The Fund's goal is to have a yield greater than that of the S&P. While we take market capitalization into account, meaning larger companies will comprise a greater percentage of the Fund's portfolio than smaller ones, we overweight or underweight companies based on their valuation and business prospects.

     The Fund beat the S&P by 22% in 2001 due to three main factors. First, we held, on average, about 35% of the portfolio in cash during the year as stock prices generally declined. Second, we underweighted technology stocks during 2001. The Fund had approximately 9% of its assets in technology stocks during the year versus about 18% for the S&P. Since the technology-rich NASDAQ fell 20.8% in 2001, this helped us outperform the market. Finally, we had superb stock-picking as our winners outnumbered losers by a significant margin.


LOSERS
     Only six companies had much negative impact on the Fund. Corning, the world's largest manufacturer of optical fiber, reduced the NAV by 14 cents as the stock fell 26% from our average cost of $19.96 to $14.74. We sold the stock because Corning overpaid for acquisitions and excess fiber capacity meant business might not recover until 2003.

     Charles Schwab cost the Fund 12 cents as the stock declined 26% from our average cost of $16.65 to $12.39, the price at which we sold about 90% of our position. While Charles Schwab is a great company, we thought the stock would languish due to weak trading volumes over the next year and reduced earnings power.

     Wells Fargo declined 21.9% to $43.47 which lowered the NAV 10 cents. The stock declined as the bank took a large $1.1 billion charge on its venture capital investments during the second quarter and investors worried about credit losses. We feel the write-down was a one-time event and the company's finances are strong. CEO Richard Kovacevich is an excellent manager and an improving economy should boost earnings in 2002.

     Despite record earnings and strong growth, Fannie Mae's shares fell 8.4% on the year to $79.50. This cost the Fund 8 cents. Freddie Mac's stock declined 5% to $65.40 which reduced the NAV by 4 cents. While Fannie Mae and Freddie Mac are great, undervalued companies that invest in mortgages, their stocks never gained momentum in 2001. During the first half of the year, political pressures from Washington kept the stocks down. By the second half, this political concern abated, but soon afterwards, investors began to focus on the possibility of higher interest rates and the stocks languished. We're holding onto our shares as we expect both companies to deliver strong earnings growth in 2002.

     Lucent, a major telecommunications equipment supplier, cost the Fund 6 cents on the NAV as the stock declined 44% from the beginning of the year to our average selling price of $7.57 per share. We sold our position as the company's finances eroded due to operating losses and negative cash flow.

WINNERS
     Fortunately, our winners had much more impact on our NAV than our losers. Adaptec, a manufacturer of computer storage and chips that connect hard drives and peripheral equipment to the central processing unit of computers, added a whopping 36 cents to the NAV and had the biggest positive impact on the portfolio. The largest part of this gain, 23 cents, came from a jump in the stock price from our average cost of $8.85 to $15.74 -- an increase of 77.9%. We bought our shares at absolute bargain prices and the stock soared in the fourth quarter as investors anticipated a recovery. The Fund also owned Adaptec's convertible bond which added 13 cents to the NAV as it rose 21% from 76.33 to 92.37.

     LSI Logic, the "system on a chip" company, added 19 cents to the NAV. LSI's stock added 11 cents to the NAV despite the fact that it was down 7.7% for the year. During the first half of the year, our LSI position added 8 cents to the NAV as it rose 10% to $18.80 and we sold most of our holdings. During the second half of the year, we bought shares back at an average price of $12.71 which we sold by year-end at $16.36 for a gain of 29%, or 3 cents on the NAV. We sold our shares because the stock was too high given current business conditions. The remaining 8 cent NAV boost from LSI came from owning its convertible bond which rose 17.9% for the year from 71.57 to 84.37.

     PETsMART, the large pet supply chain, rose an incredible 242% during the year from $2.88 to $9.84 and added 16 cents to the NAV. CEO Phil Francis executed a superb turnaround as he cut costs, improved same store sales and strengthened inventory management.

     Johnson and Johnson had a great year as the stock rose 12.5% to $59.10 which increased the NAV by 10 cents. The healthcare company has a strong product line and generated solid 11% earnings growth in a difficult economy.

     Radisys, an embedded computer company based in Portland, Oregon, added 9 cents to the NAV. The largest part of the gain, 5 cents, came from owning the stock which rose 39.9% from our average cost of $14.05 to $19.66 by year-end. Radisys' business began to pick up in the fourth quarter from new design wins and orders from its telecommunications customers. The remainder of the gain came from owning a Radisys convertible bond which increased 18.9% from our average cost of 60.75 to 72.25.

     Our Central Garden and Pet convertible bond added 8 cents to the NAV as it rose 12.7% to 79.28. The company continues to introduce new products and cut costs in its distribution business.

COMPANY NOTES
     During 2001, one of the worst-performing companies in the entire stock market was a company the Fund sold a long time ago for social reasons. We profiled Providian Financial, the credit card company known as a major subprime lender, in our semiannual report dated June 30, 1999. We discussed how the company was charging excessive fees, unfair interest rates and using deceptive tactics to make loans or sell credit cards. In addition, the company had a high level of cardholder complaints and was not making proper disclosure to customers. As a result, we sold our position in June of 1999 at $45.30 a share. For the next 18 months, the company's growth continued. However, during 2001, the company's subprime lending strategy unraveled as many of its customers, loaded up with excessive debt, defaulted on their loans. This high default rate crippled Providian and the stock sank 93.8% to $3.55 per share.

     This is a significant example of how our social considerations have helped our investment returns.


OUTLOOK
     Typically, the time to buy stocks is in the middle of a recession -- about six months before the economy recovers. While we feel the economy will begin to rebound by the second half of 2002, stock prices are very expensive and, in many cases, record earnings are needed to justify current valuations. As a result, we feel stock prices are poised for a short-term correction as investors realize stock prices are high in relation to current business prospects.

     As of this writing, we have built a defensive portfolio. Major weightings are: 40% cash, 15% convertible bonds, 13% financials, 8% technology, 7% healthcare and 4% utilities. If stock prices decline as we expect, the Fund will probably increase its holdings in technology, retail and cyclical industries. If we continue to feel the economy will improve during the second half of 2002, we plan to become fully-invested over the next few months to make sure the portfolio keeps up with the market averages.

                             Yours truly,                Sincerely yours,



                             Jerome L. Dodson            Todd Ahlsten

                             Co-Manager                  Co-Manager

                                                             Fixed-Income Fund
     As of December 31, 2001, the net asset value per share (NAV) of the Parnassus Fixed-Income Fund was $14.94, so after taking dividends into account, the total return for the year was 11.31%. This compares to a return of 8.50% for the Lehman Government/Corporate Bond Index and 7.47% for the average A-rated bond fund followed by Lipper. The 30-day SEC yield for December was 6.06% and the average yield for the year was 6.35%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

     After two consecutive years of underperformance, the Parnassus Fixed-Income Fund recovered with a strong year in 2001. Our 11.31% return placed us #6 out of 183 funds followed by Lipper*. While we're pleased with our performance for the year, we're still behind the Lipper A-Rated Bond Fund Average for the three and five-year periods. Since inception, we're slightly below the Lipper Average.


*For the one, three and five-year periods ended 12/31/01 and since inception, the Parnassus Fixed-Income Fund placed #6 of 183 funds, #126 of 147 funds, #92 of 116 funds, and #35 of 50 funds, respectively.

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.


----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns               Fixed-Income         Lipper A-Rated Bond           Lehman Government/
for periods ended 12/31/01                     Fund                Fund Average              Corporate Bond Index
----------------------------------------------------------------------------------------------------------------------------
One Year                                      11.31%                   7.47%                         8.50%
Three Years                                    3.57%                   4.80%                         5.90%
Five Years                                     5.62%                   6.24%                         7.37%
Since Inception 8/31/92                        6.27%                   6.50%                         6.98%
----------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of bonds and it is not possible to invest directly in an index.


WINNERS
     The Fund had strong performance during 2001 as the Federal Reserve cut interest rates 11 times. Lower interest rates mean bonds increase in value. Three of our bonds that hurt the NAV during 2000 came back strong in 2001. The biggest winner for the Fund was our J.C. Penney bond which rose an amazing 81.4% from 48.50 to 88.00. The reason for the turnaround was new CEO Allen Questrom, whose strategy of better fashion at value prices boosted sales. Despite the recession, the company recorded an impressive 5% sales gain in December versus the previous year. J.C. Penney's Eckert drug store chain also finished the year with strong pharmacy sales. We hope this turnaround continues. J.C. Penney had a good year, but we're still down on the investment since our cost basis for the bond is 101.96.

     The second largest contributor to the Fund's performance came from our Xerox bond, which after a 52.3% decline in 2000 recovered 60.2% to 70.50, the price when we sold the issue. As with J.C. Penney, a new CEO, Anne Mulcahy, was the catalyst for the recovery. She cut costs, introduced new products and sold assets to improve the company's finances. Despite her progress, we decided to sell the bond as Xerox continues to face stiff competition from Ricoh and Canon. In addition, the company has a lot of debt maturing in 2002 and needs to refinance a significant credit line which expires this year.

     Our Dana Corporation issue that matures in 2009 was also a big contributor for the year as it rose 17.1% to 82.00, adding 11 cents to the NAV. This supplier of auto components was hurt by a slowing economy. Investors, however, anticipated a recovery in auto sales from interest rate cuts and finance incentives from auto makers. Dana also announced a major cost-cutting restructuring which should improve cash flow in 2002.


LOSERS
     The Fund had two losers during 2001. Our Federal Home Loan Bank bond fell 4.9% to 95.18 which cost the Fund 12 cents. We bought the bond in October as we felt its 2011 maturity offered the best risk-return part of the yield curve. Unfortunately, soon after our purchase, longer-term interest rates began to rise as investors anti-cipated economic recovery.

     Gap, Inc. hurt the NAV by 5 cents as our bond declined 15.4% to 81.46. The company had a tough year as fashion misses and poor sales, especially at its Old Navy chain, hurt results. We're holding our bond, however, as it offers a good yield and we expect the company to recover in 2002.


STRATEGY
     As the economy recovers in 2002, interest rates will probably increase somewhat by the end of the year. When interest rates rise, bond prices fall. Since bonds with longer maturities typically fall more than those with shorter maturities when rates increase, we will be reducing the average maturity of the Fund during the first half of 2002. The average maturity of the Fund is approximately 7.87 years. By the time we write our 2002 semi-annual report, our average maturity could decline somewhat as we position the portfolio for rising rates. Our 30-day SEC yield, which is currently 6.06%, may decline a bit since shorter maturities have a lower yield, but this portfolio action should offer the best trade-off between current income and capital preservation.


CHANGE IN POLICY
     Effective May 1, 2002, the Fixed-Income Fund will be making a change in its investment policy that will expand its investment opportunities. Right now, all our securities must have an investment grade rating which means BBB- or better by a major credit rating service. Effective May 1, the Fund may invest up to 15% of its assets in convertible debentures -- bonds that can be converted into stock or other equity in the issuing company. Although straight bonds must still have an investment grade rating, convertible debentures will only have to have a rating of B- or better. Although this will mean a slight decline in the Fund's credit rating, we think the convertible debentures will provide higher returns that will more than compensate for the higher risk. Both the Parnassus Fund and the Parnassus Equity Income Fund have had success investing in convertible debentures and we would like to share some of that success with shareholders in the Fixed-Income Fund.

                                            Yours truly,     Sincerely yours,



                                            Jerome L. Dodson     Todd Ahlsten

                                            Co-Manager           Co-Manager



                      California Tax-Exempt Fund
     As of December 31, 2001, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.61. Taking dividends into account, the total return for 2001 was 3.09%. The average California municipal bond fund followed by Lipper had a return of 3.71%. Even though we lagged the average California municipal bond fund for 2001, we are still ahead of the average California municipal bond fund for the three and five-year periods and since inception.

     Below you will find a graph and a table that show our returns in comparison with indices over the past one, three and five-year periods and since inception.

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

----------------------------------------------------------------------------------------------------------------------------
                                                                   Lipper California
Average Annual Total Returns                California               Municipal Bond             Lehman Municipal
for periods ended 12/31/01                Tax-Exempt Fund             Fund Average                 Bond Index
----------------------------------------------------------------------------------------------------------------------------
One Year                                       3.09%                      3.71%                       5.13%
Three Years                                    4.12%                      3.51%                       4.77%
Five Years                                     5.54%                      5.07%                       5.98%
Since Inception 8/31/92                        6.19%                      5.86%                       6.43%
----------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. The 30-day SEC yield for December 2001 was 3.70% for the Fund.


     While bond funds in general outperformed equity funds in 2001, the average California municipal bond fund underperformed the national average. As you can see from the table above, the California Tax-Exempt Fund and the Lipper California Municipal Bond Fund Average both trailed the Lehman Municipal Bond Index. The reason is that the energy crisis in California forced the state to purchase energy on behalf of PG&E and other cash-strapped utilities. This put a strain on the state's general fund. At the same time, the sluggish economy reduced tax revenue and the result was a deterioration in the state's credit quality. This deterioration caused the market value of California municipal bonds to drop and reduce total return.

     The Parnassus California Tax-Exempt Fund underperformed the average California municipal bond fund. With 11 cuts by the Federal Reserve in 2001, short-term interest rates dropped substantially so shorter-maturity bonds performed quite well. We underperformed the average California municipal bond fund because our average maturity is about 10.6 years, in the middle of the yield curve. We did not benefit as much from the rate cuts as did funds with shorter maturities.

     Another significant development was that in October, the Treasury decided to end the 30-year bond auction. This event caused a rally for longer maturity bonds as the demand for those bonds exceeded supply. The net result is that we got caught in the middle -- benefiting from neither the shorter-term nor longer-term rate cuts. Despite our underperformance in 2001, we are keeping our maturity around ten years since we think it gives us the best combination of yield and safety.

     The delay in issuing bonds to repay the state for its energy purchase and the weakening economy caused Moody's to cut California's $25.4 billion debt rating twice this year from Aa3 to A1. The reduced rating has a significant impact on California as the state is forced to pay higher interest to issue bonds. Consequently, all four of our California General Obligation bonds went down after the ratings cut. Even though we only have four General Obligations, the downgrade in ratings reduced the NAV by 8.6 cents, or about 0.5% of the NAV.

     One positive sign is that the state has negotiated long-term power contracts with several energy producers, and we don't anticipate California will experience another similar power crisis again. The bond sales to replenish the state's general fund should take place in the first half of 2002. The California General Obligation bonds appear to be cheap compared to other types of municipal bonds, and we hope these bonds will make a comeback once the energy crisis is behind us.

     We expect a gradual recovery of the economy in 2002, and this will probably prevent the Federal Reserve from raising the rates too quickly. Municipalities will likely take advantage of lower rates as they look to either refinance the existing debt or issue new debt. Going forward, the bond market should have another good year if interest rates remain low.

                                      Yours truly,          yours,



                                      Jerome L. Dodson      Ben Liao

                                      Portfolio Co-Manager  Portfolio Co-Manager

THE PARNASSUS INCOME TRUST


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of The Parnassus Income Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments by industry classification, of The Parnassus Income Trust (The "Trust") (comprising the Equity Income Fund, Fixed-Income Fund, and California Tax-Exempt Fund) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 7) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Parnassus Income Trust as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

San Francisco, California

January 18, 2002


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2001
                                                                              Percent of
---------------------------------------------------------------------------------------------------------------------------
       Shares     Common Stocks                                               Net Assets            Market Value
                  APPAREL
       25,000     Gap, Inc. (The)                                                                $       348,500
        1,000     Lands' End, Inc. (1)                                                                    50,160
        6,000     Lillian Vernon Corporation                                                              39,900
        7,000     The Limited, Inc.                                                                      103,040
        4,000     Russell Corporation                                                                     60,040
        4,000     The Stride Rite Corporation                                                             26,200
                  Total                                                             0.7%        $        627,840
                  AUTO PARTS
       45,000     Dana Corporation                                                                       624,600
        5,000     Modine Manufacturing Co.                                                               116,650
                  Total                                                             0.9%        $        741,250
                  BANKING
       24,000     Bank One Corporation                                                                   937,200
        3,000     Dime Bancorp                                                                           108,240
        3,000     Dime Bancorp - Warrant                                                                    450
       10,000     Golden West Financial (2)                                                              588,500
       20,000     J.P. Morgan Chase & Co.                                                                727,000
       30,000     Wells Fargo & Company                                                                1,304,100
       42,500     Washington Mutual, Inc. (2)                                                          1,389,750
                  Total                                                             5.9%          $    5,055,240
                  BUILDING MATERIALS
       30,000     Building Materials Holding, Corporation (1)                                            325,500
        5,000     INTERFACE, Inc.                                                                         28,050
                  Total                                                             0.4%         $       353,550
                  CHEMICALS
        1,000     Air Products & Chemicals                                                                46,910
        1,000     Millipore Corporation                                                                   60,700
        2,000     Wellman, Inc.                                                                           30,980
                  Total                                                             0.2%         $       138,590
                  COMPUTER PERIPHERALS
        2,000     American Power Conversion (1)                                                           28,920
        1,000     Avocent Corporation  (1)                                                                24,250
       30,000     EMC Corporation  (1)                                                                   403,200
        2,000     Solectron Corporation  (1), (2)                                                         22,560
       10,000     SonicWALL, Inc. (1)                                                                    194,400
                  Total                                                             0.8%         $       673,330
                  COMPUTER SYSTEMS
       70,000     Compaq Computer Corp.                                                          $       683,200
       20,000     Hewlett-Packard Company                                                                410,800
        3,000     International Business
                  Machines                                                                               362,910
       30,000     RadiSys Corporation (1)                                                                589,800
                  Total                                                             2.4%          $    2,046,710
                  ELECTRIC UTILITIES
       15,000     Idaho Power Company                                               0.7%         $       609,000
                  ELECTRONIC INSTRUMENTS
        2,000     Tektronix, Inc. (1)                                               0.1%       $          51,560
                  FINANCIAL SERVICES
       35,000     Fannie Mae                                                                           2,782,500
       33,000     Freddie Mac                                                                          2,158,200
       10,000     Charles Schwab Corp.                                                                   154,700
        2,000     USA Education Inc.                                                                     168,040
                  Total                                                             6.2%          $    5,263,440




                  HOME APPLIANCES
        3,000     Maytag Corporation                                                                      93,090
        1,000     Whirlpool Corporation                                                                   73,330
                  Total                                                             0.2%         $       166,420
                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                                         0.0%       $          18,641
                  INDUSTRIAL
        9,100     Baldor Electric Company                                                                190,645
        1,000     Minnesota Mining & Mfg.                                                                118,210
       10,000     WD 40 Company                                                                          266,500
                  Total                                                             0.7%        $       575,355
                  INSURANCE
        4,000     American Int'l Group, Inc.                                                    $        317,600
        2,000     Chubb Corporation                                                                      138,000
          500     CIGNA Corporation                                                                       46,325
        1,000     SAFECO Corporation                                                                      31,150
        5,000     St. Paul Companies, Inc.                                                               219,850
                  Total                                                             0.9%         $       752,925
                  INSURANCE BROKERS
        1,000     Marsh & McLennan Co., Inc.                                        0.1%        $        107,450
                  MACHINERY
        1,000     Black & Decker Corp.                                                                    37,730
        1,000     Deere & Company                                                                         43,660
        1,000     Illinois Tool Works, Inc.                                                               67,720
        3,000     Snap-on Inc.                                                                           100,980
        2,100     The Stanley Works (2)                                                                   97,797
                  Total                                                             0.4%         $       347,887
                  MEDICAL EQUIPMENT
        8,000     Becton Dickinson                                                                       265,200
       14,000     Invacare Corporation                                                                   471,940
                  Total                                                             0.9%        $        737,140
                  NATURAL GAS
       15,000     AGL Resources Inc.                                                                     345,300
        5,000     Energen Corporation                                                                    123,250
        4,000     Equitable Resources, Inc.                                                              136,280
       35,000     KeySpan Corporation                                                                  1,212,750
        2,000     New Jersey Resources                                                                    93,600
        4,000     Northwest Natural Gas Co.                                                              102,000
        8,000     ONEOK Inc.                                                                             142,720
        3,000     Peoples Energy Corporation                                                             113,790
       10,000     UGI Corporation                                                                        302,000
        5,000     WGL Holdings Inc.                                                                      145,350
                  Total                                                             3.2%         $     2,717,040
                  OFFICE EQUIPMENT
        3,000     Avery Dennison Corp.                                                          $        169,590
        3,000     Herman Miller, Inc.                                                                     70,980
                  Total                                                             0.3%         $       240,570
                  OIL
        4,000     Sunoco, Inc.                                                      0.2%        $        149,360
                  PACKAGED FOODS
        4,000     General Mills Incorporated                                                             208,040
       10,000     Heinz (H.J.) Company                                                                   411,200
       10,000     Sara Lee Corp.                                                                         222,300
                  Total                                                             1.0%        $        841,540
                  PHARMACEUTICALS
        1,000     Amgen Inc. (1)                                                                          56,440
        2,000     Genentech, Inc. (1)                                                                    108,500
       50,000     Johnson & Johnson                                                                    2,955,000
          500     Eli Lilly & Co.                                                                         39,270
        1,000     McKesson HBOC, Inc.                                                                     37,400
        3,500     Merck & Company                                                                        205,800
        8,000     Mylan Laboratories                                                                     300,000
       30,000     Watson Pharmaceuticals, Inc.                                                           941,700
                  Total                                                             5.4%         $     4,644,110




                  PRINTING
        1,500     Banta Corp.                                                                             44,280
       10,000     Deluxe Corporation                                                                     415,800
                  Total                                                             0.5%         $       460,080
                  PUBLISHING
        1,000     Gannett Co.                                                                             67,230
          500     Knight-Ridder, Inc. (1)                                                                 32,465
        6,000     McGraw-Hill Companies, Inc.                                                            365,880
                  Total                                                             0.5%         $       465,575
                  RESTAURANTS
       25,000     Bob Evans Farms, Inc.                                             0.7%        $        614,250
                  RETAIL
          500     Ethan Allen Interiors Inc.                                                    $         20,795
        5,000     Longs Drug Stores Corp.                                                                116,900
       90,000     PETsMART, Inc. (1)                                                                     885,600
        3,000     Target Corporation                                                                     123,150
                  Total                                                             1.3%         $     1,146,445
                  SEMICONDUCTORS
        1,000     Altera Corporation . (1)                                                     $          21,220
       10,000     Intel Corporation                                                                      314,500
       10,000     Vitesse Semiconductor Corp . (1)                                                       124,600
        1,000     Xilinx, Inc. (1)                                                                        39,050
                  Total                                                             0.6%         $       499,370
                  SOFTWARE - SERVICES
       25,000     Adobe Systems, Inc.                                                                    776,250
        1,000     Autodesk, Inc.                                                                          37,270
        2,000     Symantec Corporation .(1)                                                              132,660
                  Total                                                             1.1%         $       946,180
                  TELECOMMUNICATION
                  EQUIPMENT
        5,000     CIENA Corporation .(1)                                                                  71,550
       40,000     Cisco Systems, Inc.  (1)                                                               724,400
      100,000     Redback Networks Inc.  (1)                                                             395,000
        5,000     TranSwitch Corporation (1)                                                              22,500
                  Total                                                             1.4%         $     1,213,450
                  TELECOMMUNICATION
                  PROVIDER
        5,000     Sprint Corporation                                                0.1%         $       100,400
                  WATER UTILITIES
        6,250     Philadelphia Suburban
                  Corp.                                                             0.2%       $        141,250

                  Total common stocks
                  (cost $25,879,791)                                               38.0%            $ 32,445,948





    Principal                                                                 Percent of
       Amount     Convertible Bonds                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------
  $2,000,000      Adaptec Inc.
                  4.750%, due 2/01/04                                                           $     1,847,300
    2,000,000     Central Garden &
                  Pet Company
                  6.000%, due 11/15/03                                                                1,585,600
   1,000,000      CIENA Corporation
                  3.750%, due 02/01/08                                                                  646,210
    1,500,000     Juniper Networks
                  4.750%, due 03/15/07                                                                1,078,275
    2,000,000     LSI Logic Inc.
                  4.000%, due 2/15/05                                                                 1,687,480
    1,000,000     Quantum Corp.
                  DLT & Storage Systems
                  7.000%, due 8/01/04                                                                    887,500
   1,000,000      RadiSys Corporation
                  5.500%, due 08/15/07                                                                  722,500
   6,000,000      Redback Networks Inc.
                  5.500%, due 04/01/07                                                                3,088,920
   3,000,000      TranSwitch Corporation
                  4.500%, due 09/12/05                                                                1,738,170

                  Total convertible bonds (cost $13,687,496)                       15.5%         $   13,281,955

                  Total investment in common stocks and
                  convertible bonds (cost, $39,567,287)                            53.5%            $ 45,727,903


    Principal                                                                 Percent of
--------------------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
                  U.S. Government Agency Discount Notes
  $1,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.826% equivalent,
                  matures 01/11/02                                                               $       999,348
  14,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.690% equivalent,
                  matures 01/25/02                                                                    13,983,861
   9,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.730% equivalent,
                  matures 01/15/02                                                                     8,993,513
   5,500,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.746% equivalent,
                  matures 01/15/02                                                                     5,496,058

                  Total (cost $29,472,780)                                         34.5%          $  29,472,780

                  Repurchase Agreements
      434,300     Lehman Bros.
                  Triparty Repurchase Agreement (Repurchase agreement with
                  Lehman Bros. dated 12/31/01, effective yield is 1.935% matures
                  01/02/02,3 collateralized by Thornberg Mortgage CMO, par value
                  $496,725, 10/25/41, total market value $454,247)
                  (cost $434,300)                                                   0.5%         $       434,300

                  Registered InvestmentCompanies - Money Market                                            Funds
  $2,842,132      Goldman Sachs FSGovernment Fund
                  variable rate 2.050%                                                          $     2,842,132
   2,890,909      Janus Government Fund
                  variable rate 2.120%                                                                2,890,909
      109,592     Scudder Government Fund
                  variable rate 1.940%                                                                   109,592
    1,493,500     Merrill Lynch Premier
                  variable rate 2.055% 3                                                               1,493,500

                  Total (cost $7,336,133)                                           8.6%         $     7,336,133

                  Community Development Loans (4)
     100,000      Boston Community Loan Fund                                                   $          97,025
      100,000     Cascadia Revolving Fund                                                                94,510
      100,000     Institute for Community
                  Economics Loan Fund                                                                     97,025
      100,000     Low Income Housing Fund                                                                 97,025

                  Total (cost $400,000)                                             0.4%         $       385,585

                  Total short-term securities (cost, $37,643,213)                  44.0%           $ 37,628,798

                  Total securities (cost, $77,210,500)                             97.5%           $ 83,356,701
                  Payable upon return ofsecurities loaned                        -  2.3%             (1,927,800)
                  Other assets and liabilities - net                                4.8%               4,071,852
                  Total net assets                                                100.0%            $ 85,500,753





1  These securities are non-income producing.

2  This security or partial position of this security is on loan at

December 31, 2001 (Note 1). The total value of securities on loan at December 31, 2001 was $1,863,207.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets
Investments in securities, at market value
   (identified cost $39,567,287) (Note 1)                       $  45,727,903
Temporary investments in short-term securities
   (identified cost $37,643,213)                                   37,628,798
Cash    3,514,931
Receivables:
Dividends and interest                                                352,201
Capital shares sold                                                 1,570,497
Other assets                                                            4,518
       Total assets                                             $  88,798,848

Liabilities
Payable upon return of securities loaned                            1,927,800
Fees payable to Parnassus Investments                                  19,967
Capital shares redeemed                                             1,350,328
       Total liabilities                                       $    3,298,095

Net assets (equivalent to $22.50
   per share based on 3,800,114.187
shares of capital stock outstanding)                            $  85,500,753

Net assets consist of
Undistributed net investment income                                   627,938
Unrealized appreciation on investments                              6,146,201
Undistributed net realized gain                                     1,747,549
Capital paid-in                                                    76,979,065
           Total net assets                                     $  85,500,753

Computation of net asset value and offering price per share Net asset value and offering price per share
    ($85,500,753 divided by 3,800,114.187 shares)          $            22.50

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS
DECEMBER 31, 2001

Investment Income
Dividends  $        510,265
Interest   2,071,675
       Total investment income                             $     2,581,940

Expenses
Investment advisory fees (Note 5)                                  457,827
Transfer agent fees (Note 5)                                        93,584
Fund administrative expense (Note 5)                                53,520
Reports to shareholders                                             30,779
Registration fees and expenses                                      20,934
Professional fees                                                   30,537
Custody fees                                                        23,046
Trustee fees and expenses                                           10,151
Other fees                                                          13,881
   Total expenses before fee waiver                                734,259
Fees waived by Parnassus Investments (Note 5)                     (113,242)
   Total expenses                                         $        621,017
           Net investment income                           $     1,960,923

Realized and Unrealized Gain on Investments Realized gain from security transactions:
   Proceeds from sales                                          39,297,691
   Cost of securities sold                                     (35,448,906)
       Net realized gain                                    $    3,848,785

Change in unrealized appreciation of securities:
   Beginning of period (Note 1)                                  5,505,489
   End of period                                                 6,146,201
       Net change in unrealized appreciation of securities   $     640,712

Net realized and unrealized gain on securities              $    4,489,497
Net increase in net assets resulting from operations        $    6,450,420

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
AND YEAR ENDED DECEMBER 31, 2000

                                     YEAR ENDED                  YEAR ENDED
------------------------------------------------------------------------------
                                  DECEMBER 31, 2000          DECEMBER 31, 2000
From operations
Net investment income             $    1,960,923             $        710,669
Net realized gain from
        security transactions          3,848,785                   6,289,117
Net change in unrealized
        appreciation of securities       640,712                  (4,392,624)

Increase in net assets resulting
from operations                    $   6,450,420             $     2,607,162

Dividends to shareholders
From net investment income            (1,332,985)                   (788,829)
From realized capital gains           (2,087,893)                 (6,192,040)

Increase in net assets from
   capital share transactions         27,050,704                  13,794,916

       Increase in net assets       $ 30,080,246             $     9,421,209

Net assets
Beginning of period                   55,420,507                  45,999,298
End of period
   including undistributed net
   investment income of $627,938
   in 2001 and $0 in 2000           $ 85,500,753                $  55,420,507



THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2001


    Principal                                                                 Percent of
----------------------------------------------------------------------------------------------------------------------------
       Amount     Corporate Bonds                                             Net Assets            Market Value
                  COMPUTERS
   $ 500,000      International Business Machine
                  Notes, 7.500%, due 06/15/13                                       4.3%         $      552,525
                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%, due 02/17/09                                                            491,905
     500,000      BankBoston Corporation
                  Notes, 6.375%, due 03/25/08                                                            496,930
     500,000      Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                                                            507,375
     500,000      J.P. Morgan & Co, Inc.
                  Notes, 6.000%, due 01/15/09                                                            488,695
     500,000      Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                                                            513,145
                  Total                                                            19.3%           $  2,498,050
                  INDUSTRIAL
     500,000      Dana Corporation
                  Notes, 6.500%, due 03/01/09                                                            410,000
     300,000      Dana Corporation
                  Notes, 6.250%, due 03/01/04                                                            273,000
     500,000      Illinois Tool Works
                  Notes, 5.750%, due 03/01/09                                                            491,515
                  Total                                                             9.1%          $    1,174,515
                  RETAIL
      550,000     The Gap, Inc.
                  Notes, 6.900%, due 09/15/07                                                     $      448,003
      500,000     J.C. Penney Company, Inc.
                  Debentures, 7.650%, due 08/15/16                                                       440,000
      500,000     Nordstrom, Inc.
                  Notes, 6.625%, due 01/15/09                                                            442,870
      400,000     Target Corporation
                  Notes, 7.500%, due 08/15/10                                                            440,316
                  Total                                                            13.7%        $     1,771,189
                  TELECOMMUNICATON
      500,000     U.S. West Capital
                  Funding Inc.
                  Notes, 6.500%, due 11/15/18                                                            415,230
      500,000     Verizon Communications
                  Notes, 7.510%, due 04/01/09                                                            538,165
                  Total                                                             7.3%         $      953,395
                  UTILITIES
      600,000     KeySpan Gas East
                  Notes, 7.875%, due 02/01/10                                       5.0%         $       653,748

                  Total corporate bonds (cost $7,780,632)                          58.7%           $   7,603,422





    Principal     U.S. Government                                             Percent of
----------------------------------------------------------------------------------------------------------------------------------
       Amount     Agency Securities                                           Net Assets            Market Value
  $2,700,000      Federal Home Loan Bank
                  5.740%, due 10/24/11                                                            $   2,569,941
     500,000      Federal Home LoanMortgage Corp.
                  6.510%, due 01/08/07                                                                  531,365
      500,000     Federal National Mortgage Association
                  6.770%, due 09/01/05                                                                                     537,340
      500,000     Federal National Mortgage Association
                  6.140%, due 11/25/05                                                                                     528,395
      450,000     Federal National Mortgage Association
                  7.350%, due 03/28/05                                                                                     487,750

                  Total U.S. Government Agency securities
                  (cost $4,636,672)                                                36.0%          $   4,654,791

                  Total investments in corporate bonds
                  and U.S. Government Agency securities
                  (cost, $12,417,304)                                              94.7%           $ 12,258,213

    Principal                                                                 Percent of
-----------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
                  Registered Investment
                  Companies - Money Market Funds
  $     3,644     Goldman Sachs FSGovernment Fund
                  variable rate 2.050%                                                         $          3,644
      425,047     Janus Government Fund
                  variable rate 2.120%                                                                   425,047
        1,219     Scudder Government Fund
                  variable rate 1.940%                                                                     1,219

                  Total (cost $429,910)                                             3.3%        $       429,910

                  Total short-term securities (cost $429,910)                       3.3%        $       429,910

                  Total securities (cost $12,847,214)                              98.0%           $ 12,688,123
                  Other assets and liabilities - net                                2.0%                 259,347
                  Total net assets                                                100.0%            $ 12,947,470



   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets
Investments in securities, at market value
   (identified cost $12,417,304) (Note 1)                   $  12,258,213
Temporary investments in short-term securities
   (at cost, which approximates market)                           429,910
Cash    156,142
Receivables:
   Interest receivable                                            233,547
Other assets                                                        8,364
       Total assets                                         $  13,086,176

Liabilities
Fees payable to Parnassus Investments                                 874
Accounts payable and accrued expenses                             137,832
       Total liabilities                                  $       138,706

Net assets (equivalent to $14.94
   per share based on 866,521.187
shares of capital stock outstanding)                        $  12,947,470

Net assets consist of
Undistributed net investment income                                31,461
Unrealized depreciation on securities                            (159,091)
Undistributed net realized loss                                  (361,206)
Capital paid-in                                                13,436,306
           Total net assets                                 $  12,947,470

Computation of net asset value and
   offering price per share
Net asset value and offering price per share
    ($12,947,470 divided by 866,521.187 shares)         $           14.94

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS
DECEMBER 31, 2001

Investment income
Interest                                                      $    786,005
   Total investment income                                    $    786,005

Expenses
Investment advisory fees (Note 5)                                   58,929
Transfer agent fees (Note 5)                                        22,437
Fund administrative expense (Note 5)                                 9,920
Reports to shareholders                                              7,871
Registration fees and expenses                                      15,284
Professional fees                                                    9,710
Custody fees                                                         1,068
Trustee fees and expenses                                            2,404
Other expenses                                                       7,522
   Total expenses before fee waiver                                135,145
Fees waived by Parnassus Investments (Note 5)                      (37,603)
   Net expenses                                             $       97,542
       Net investment income                                  $    688,463

Realized and Unrealized Gain (Loss) on Investments Realized loss from security transactions:
   Proceeds from sales                                           2,189,994
   Cost of securities sold                                      (2,367,786)
       Net realized loss                                     $    (177,792)

Change in unrealized depreciation of securities:
   Beginning of period                                            (795,759)
   End of period                                                  (159,091)
       Net change in unrealized depreciation of securities    $    636,668

Net realized and unrealized gain on securities               $     458,876
Net increase in net assets resulting from operations          $  1,147,339

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER, 2001
AND YEAR ENDED DECEMBER 31, 2000

                                         YEAR ENDED                  YEAR ENDED
                                    DECEMBER 31, 2001          DECEMBER 31, 2000
--------------------------------------------------------------------------------
From operations
Net investment income             $       688,463              $       666,919
Net realized loss from security
        transactions                     (177,792)                    (124,079)
Net change in unrealized
        depreciation of securities        636,668                      (94,129)

Increase in net assets
        resulting from operations  $    1,147,339              $       448,711

Dividends to shareholders
From net investment income               (657,002)                    (674,906)

Increase in net assets from
   capital share transactions           2,148,521                     (471,619)

Increase (decrease) in net ass      $   2,638,858              $      (697,814)

Net assets
Beginning of period                    10,308,612                   11,006,426
End of period
   (including undistributed
   (distributions in excess of)
   net investment income
   of $31,461 in 2001and
   ($3,264) in 2000)                $  12,947,470                $  10,308,612


CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2001


    Principal                                                                 Percent of
------------------------------------------------------------------------------------------------------------------------
       Amount     Municipal Bonds                                             Net Assets            Market Value
                  EDUCATION
    $350,000      California State Education
                  Facilities Authority - Pepperdine University
                  5.000%, due 11/01/18                                                            $      345,083
      500,000     California State Education
                  Facilities Authority - Santa Clara University
                  5.250%, due 09/01/18                                                                   525,870
      300,000     Folsom School District
                  5.650%, due 08/01/11                                                                   325,176
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                                                   463,343
      250,000     Murrieta Valley Unified School District
                  5.500%, due 09/01/10                                                                   270,040
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                                                   467,932
      600,000     Santa Monica Unified School District
                  5.250%, due 08/01/11                                                                   630,960
      500,000     Saratoga Unified School District
                  5.125%, due 09/01/15                                                                   525,760
                  Total                                                            18.8%           $   3,554,164

                  ENVIRONMENT
      400,000     California Department of  Water Resources -
                  Central Valley Projects
                  5.125%, due 12/01/16                                                                   407,804
      500,000     Central Coast Water Authority
                  5.000%, due 10/01/16                                                                   505,525
      315,000     Los Angeles City Public Works - Parks
                  5.500%, due 10/02/12                                                                   335,444
      200,000     Los Angeles Wastewater System
                  5.500%, due 06/01/12                                                           $       212,348
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                                                   210,304
                  Total                                                             8.8%         $     1,671,425

                  GENERAL OBLIGATION
      350,000     State of California
                  4.750%, due 04/01/16                                                                   335,451
      280,000     State of California
                  5.250%, due 06/01/15                                                                   283,500
      500,000     State of California
                  5.250%, due 09/01/16                                                                   503,945
    1,000,000     State of California
                  5.000%, due 06/01/15                                                                   993,680
      300,000     OaklandGeneral Obligation
                  5.500%, due 12/15/11                                                                   321,699
      500,000     San FranciscoGeneral  Obligation
                  5.000%, due 06/15/16                                                                   506,350
                  Total                                                            15.6%          $   2,944,625

                  HEALTH CARE
      350,000     California Health Facilities - Kaiser Permanente
                  5.000%, due 10/01/08                                                                   375,144
      200,000     California Health Facilities - Cedar Sinai  Medical Center
                  5.125%, due 08/01/17                                                                   202,498
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                                                   436,705
                  Total                                                             5.4%          $    1,014,347
    Principal                                                                 Percent of
-----------------------------------------------------------------------------------------------------------------------
       Amount     Municipal Bonds                                             Net Assets            Market Value
                  HOUSING
    $ 500,000     Anaheim Public Finacing Authority
                  5.000%, due 02/01/17                                                           $       503,425
      850,000     California StatewideCommunity Redevelopment
                  5.500%, due 08/01/15                                                                   918,468
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                                                   284,328
      275,000     Pasadena Community Development
                  6.000%, due 08/01/14                                                                   290,804
      200,000     University of California Housing
                  5.500%, due 11/01/10                                                                   214,640
                  Total                                                            11.7%        $     2,211,665

                  INFRASTRUCTURE IMPROVEMENTS
      405,000     Coronado Community Development Agency
                  5.500%, due 09/01/18                                                                   424,412
      500,000     Los Angeles Department of Water & Power
                  4.875%, due 07/01/18                                                                   492,205
      350,000     Metro Water District - Southern California
                  5.250%, due 07/01/15                                                                   360,633
      450,000     Metro Water District -  Southern California
                  4.500%, due 07/01/15                                                                   437,792
      450,000     Petaluma Community Development
                  5.600%, due 05/01/18                                                                   470,443
      750,000     San Diego Redevelopment Agency
                  4.750%, due 09/01/18                                                                   728,505
      500,000     San Francisco City & County - Golden Gate
                  Park Improvement
                  4.750%, due 06/15/19                                                                   481,430
      400,000     San Francisco Public Utilities - Water Revenue
                  5.000%, due 11/01/17                                                           $       402,620
      500,000     Santa Clara Redevelopment Agency
                  5.250%, due 06/01/18                                                                   510,970
      500,000     Santa Clara Valley Water District
                  5.000%, due 06/01/19                                                                   499,115
      500,000     University of California Revenue - Multi-Purpose
                  5.000%, due 09/01/16                                                                   506,105
                  Total                                                            28.1%          $    5,314,230

                  PUBLICTRANSPORTATION
      250,000     Los Angeles Metro Transit Authority
                  5.000%, due 07/01/13                                                                   257,643
      350,000     San Francisco International Airport
                  5.000%, due 05/01/07                                                                   375,288
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                                                   418,936
      550,000     San Mateo County Transit
                  4.500%, due 06/01/17                                                                   522,650
                  Total                                                             8.3%         $     1,574,517

                  Total investments in municipal bonds
                  (Cost, $ 17,952,272)                                             96.7%           $ 18,284,973





    Principal                                                                 Percent of
---------------------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
                  Registered Investment
                  Companies - Money Market Funds
    $ 224,643     Highmark California Tax-Exempt Fund
                  variable rate 1.05%                                                           $       224,643
          241     Goldman Sachs California Tax-Exempt Fund
                  variable rate 1.03%                                                                       241
       15,017     California Investment Trust Tax Free Fund
                  variable rate 1.12%                                                                     15,017
                  Total (cost $239,901)                                             1.3%         $       239,901

                  Total securities (cost $18,192,173)                              98.0%            $ 18,524,874
                  Other assests and liabilities - net                               2.0%                 366,089
                  Total net assets                                                100.0%           $ 18,890,963





   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets
Investments in securities, at market value
   (identified cost $17,952,272) (Note 1)                       $ 18,284,973
Temporary investments in short-term securities
   (at cost, which approximates market)                              239,901
Cash                                                                   1,150
Receivables:
   Interest receivable                                               247,247
Capital shares sold                                                  123,124
Other assets                                                          12,393
       Total assets                                            $  18,908,788

Liabilities
Fees payable to Parnassus Investments                                  6,979
Capital shares redeemed                                               10,846
       Total liabilities                                   $          17,825
Net assets (equivalent to $16.61
   per share based on 1,137,545.683 shares
   of capital stock outstanding)                              $   18,890,963

Net assets consist of
Undistributed net investment income                                   11,530
Unrealized appreciation on investments                               332,701
Undistributed net realized gain                                       42,875
Capital paid-in                                                   18,503,857
           Total net assets                                   $   18,890,963

Computation of net asset value and offering price per share Net asset value and offering price per share
   ($18,890,963 divided by 1,137,545.683 shares)          $            16.61

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS
DECEMBER 31, 2001

Investment income
Interest                                                      $       895,602
   Total investment income                                    $       895,602

Expenses
Investment advisory fees (Note 5)                                     92,535
Transfer agent fees (Note 5)                                          10,131
Fund administrative expense (Note 5)                                  16,560
Reports to shareholders                                                4,652
Registration fees and expenses                                         1,594
Professional fees                                                      7,724
Custody fees                                                           1,064
Trustee fees and expenses                                              1,992
Other expenses                                                        20,920
   Total expenses before fee waiver                                  157,172
Fees waived by Parnassus Investments (Note 5)                        (37,148)
   Total expenses                                            $       120,024
       Net investment income                                 $       775,578

Realized and Unrealized Gain on Securities Realized gain from security transactions:
   Proceeds from sales                                             4,370,775
   Cost of securities sold                                        (4,195,204)
       Net realized gain                                     $       175,571

Change in unrealized appreciation of securities:
   Beginning of period                                               800,012
   End of period                                                     332,701
       Net change in unrealized appreciation of securities      $   (467,311)

Net realized and unrealized loss on securities                $     (291,740)
Net increase in net assets resulting from operations         $       483,838

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2001
AND YEAR ENDED DECEMBER 31, 2000

                                         YEAR ENDED                  YEAR ENDED
-------------------------------------------------------------------------------
                                    DECEMBER 31, 2001          DECEMBER 31, 2000
From operations
Net investment income             $        775,578             $        497,737
Net realized gain from
        security transactions              175,571                       25,564
Net change in unrealized
        appreciation of securities        (467,311)                     790,551

Increase in net assets resulting
        from operations            $       483,838              $     1,313,852

Dividends to shareholders
From net investment income                (768,944)                   (497,133)
From realized capital gains               (130,468)                    (25,917)

Increase in net assets from capital
        share transactions               2,120,417                   8,618,318

       Increase in net assets       $    1,704,843              $    9,409,120

Net assets
Beginning of period                     17,186,120                   7,777,000
End of period
   including undistributed net
   investment income of $11,530
   in 2001 and $2,633 in 2000        $  18,890,963               $   17,186,120

 THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.
     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions. Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.
     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.
     Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recogniz-ed on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") effective January 1, 2001. Prior to January 1, 2001, only the Fixed-Income Fund and California Tax-Exempt Fund amortized bond premiums or discounts. The cumulative effect of applying the required changes has no impact on the net assets reported in the financial statements but resulted in the following:

   At December 31, 2000                                Equity Income Fund
------------------------------------------------------------------------------
   Increase in Amortized Cost of Securities Held              $   199,137
------------------------------------------------------------------------------
   For the Year Ended December 31, 2001
   Increase in Undistributed Net Investment Income            $   629,860
   Increase/(Decrease) in Net Unrealized Appreciation
        of Investments                                          $ (629,860)


-------------------------------------------------------------------------------

THE PARNASSUS INCOME TRUST

     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for re-purchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.
     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Dividends To Shareholders
     Equity Income Fund: The Fund paid income dividends totaling $1,332,985 (aggregate of $0.4500 per share) during the year ended December 31, 2001. The Fund paid capital gain dividends totaling $2,087,893 (aggregate of $0.6260 per share) during the year ended December 31, 2001.
     Fixed-Income Fund: The Fund paid income dividends totaling $657,002 (aggregate of $0.8364 per share) during the year ended December 31, 2001. California Tax-Exempt Fund: The Fund paid income dividends totaling $768,944 (aggregate of $0.6988 per share) during the year ended December 31, 2001. The Fund paid capital gain dividends totaling $130,468 (aggregate of $0.1100 per share) during the year ended December 31, 2001.
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United Stated of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
     Permanent differences incurred during the year ended December 31, 2001, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

                                                               Undistributed Net  Undistributed Net        Capital
     Fund                                                      Investment IncomeRealized Gain (Loss)       Paid-in
------------------------------------------------------------------------------------------------------------------------
     The Parnassus Income Trust - Equity Income Fund                 $ (199,137)           $  (916)      $200,053)
     The Parnassus Income Trust - Fixed-Income Fund                $      7,987)                 0)    $   (7,987)
     The Parnassus Income Trust - California Tax-Exempt Fund       $      2,263)           $(2,251)    $    (12)

     Permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

THE PARNASSUS INCOME TRUST


3.   Capital Stock
     Equity Income Fund: As of December 31, 2001, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $76,779,012. Transactions in capital stock (shares) were as follows:
                                                         Year Ended December 31, 2001  Year Ended December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------
     Shares sold                                            1,491,453     $33,005,563    1,049,905     $ 25,918,215
     Shares issued through dividend reinvestment              141,860       3,129,206      304,921        6,437,338
     Shares repurchased                                     (413,272)     (9,084,065)    (763,438)     (18,560,637)
----------------------------------------------------------------------------------------------------------------------------
     Net increase                                           1,220,041    $ 27,050,704      591,388     $ 13,794,916

     Fixed-Income Fund: As of December 31, 2001, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $13,444,293. Transactions in capital stock (shares) were as follows:
                                                         Year Ended December 31, 2001  Year Ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              318,378  $    4,817,400      231,573     $  3,310,941
     Shares issued through dividend reinvestment               36,504         547,944       38,733          550,341
     Shares repurchased                                     (214,576)     (3,216,823)    (303,620)      (4,332,901)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                  140,306  $    2,148,521     (33,314)  $     (471,619)

     California Tax-Exempt Fund: As of December 31, 2001, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $18,503,869. Transactions in capital stock (shares) were as follows:
                                                         Year Ended December 31, 2001  Year Ended December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              510,482  $    8,666,316      595,394     $  9,768,549
     Shares issued through dividend reinvestment               47,332         800,752       26,809          426,866
     Shares repurchased                                     (437,132)     (7,346,651)     (96,269)      (1,577,097)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase                                             120,682  $    2,120,417      525,214    $   8,618,318

4.   Purchases and Sales of Securities
     Equity Income Fund: Purchases and sales of securities were $35,537,533 and $35,448,906, respectively, for the year ended December 31, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2001 were the same as for financial statement purposes. Of the $6,146,201 of net unrealized appreciation at December 31, 2001, $7,443,442 related to appreciation of securities and $1,297,241 related to depreciation of securities. Fixed-Income Fund:
     Purchases and sales of securities were $4,070,002 and $2,367,786, respectively, for the year ended December 31, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 2001 were the same as for financial statement purposes. Of the $159,091 of net unrealized depreciation at December 31, 2001, $307,936 related to appreciation of securities and $467,027 related to depreciation of securities. California Tax-Exempt Fund: Purchases and sales of securities were $6,548,704 and $4,195,204, respectively, for the year ended December 31, 2001. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2001 were the same as for financial statement purposes. Of the $332,701 of net unrealized appreciation at December 31, 2001, $488,169 related to appreciation of securities and $155,468 related to depreciation of securities.

THE PARNASSUS INCOME TRUST

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:
     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000.
     Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.
     For the year ended December 31, 2001, Parnassus Investments agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.07% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund. Beginning February 1, 2002, Parnassus Investments will no longer reduce its investment advisory fee for the Equity Income Fund.
     As a result of this fee waiver, the following were actually charged in 2001. For the Equity Income Fund, the investment advisory fee was 0.54%. Parnassus Investments received net advisory fees totaling $344,585 from the Equity Income Fund for the year ended December 31, 2001. For the Fixed-Income Fund, the investment advisory fee was 0.18%. Parnassus Investments received net advisory fees totaling $21,326 from the Fixed-Income Fund for the year ended December 31, 2001. For the California Tax-Exempt Fund, the investment advisory fee was 0.30%. Parnassus Investments received net advisory fees totaling $55,387 from the California Tax-Exempt Fund for the year ended December 31, 2001.
     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $206,152 for the year ended December 31, 2001. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $126,152 for the year ended December 31, 2001) and the fund administration fee was $6,667 per month (for an aggregate amount of $80,000 for the year ended December 31, 2001). Jerome
     L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

6.   Geographic and Industry Concentration Risk Factors
     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

THE PARNASSUS INCOME TRUST


7.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

------------------------------------------------------------------------------------------------------------------------

     Equity Income Fund                                       2001        2000        1999        1998       1997
     Net asset value at beginning of year                  $ 21.48      $23.13     $20.13       $20.68      $18.56
     Income from investment operations:
     Net investment income                                   0.67         0.33       0.24         0.75        0.79
     Net realized and unrealized gain on securities          1.43         1.06       4.26         1.49         2.86
       Total income from investment operations               2.10         1.39       4.50         2.24         3.65
     Distributions:
     Dividends from net investment income                   (0.45)      (0.36)      (0.26)       (0.73)      (0.79)
     Distributions from net realized gains                  (0.63)      (2.68)      (1.24)       (2.06)      (0.74)
       Total distributions                                  (1.08)      (3.04)      (1.50)       (2.79)      (1.53)
     Net asset value at end of year                         $22.50     $ 21.48     $23.13       $20.13      $20.68
     Total return                                            9.97%       6.36%      22.78%       11.05%      20.15%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       1.00%       0.97%       1.08%        1.05%       1.05%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.18%       0.18%       0.19%        0.24%       0.30%
     Ratio of net investment income to average net assets    3.10%       1.34%       1.09%        2.30%       4.04%
     Portfolio turnover rate                                86.78%      97.42%      39.53%      166.32%      34.12%
     Net assets, end of year (000's)                     $  85,501   $  55,421    $ 45,999     $ 40,903    $ 38,847


     Fixed-Income Fund                                        2001        2000        1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                  $ 14.19     $ 14.49     $15.98       $16.04       $15.43
     Income (loss) from investment operations:
     Net investment income                                   0.87         0.89       0.81         0.84         0.90
     Net realized and unrealized gain (loss) on securities   0.72       (0.29)      (1.49)        0.25         0.67
       Total income (loss) from investment operations         1.59        0.60      (0.68)        1.09       1.57
     Distributions:
     Dividends from net investment income                   (0.84)      (0.90)      (0.81)       (0.85)      (0.89)
     Distributions from net realized gains                      .--         .--         .--      (0.30)      (0.07)
       Total distributions                                  (0.84)      (0.90)      (0.81)       (1.15)      (0.96)
     Net asset value at end of year                       $ 14.94      $ 14.19     $14.49       $15.98       $16.04
     Total return                                           11.31%       4.32%     (4.32%)        6.97%      10.60%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.83%       0.78%       0.87%        0.79%       0.82%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.32%       0.35%       0.36%        0.40%       0.43%
     Ratio of net investment income to average net assets    5.84%       6.18%       5.36%        4.92%       5.79%
     Portfolio turnover rate                                21.19%      19.19%      13.47%       44.98%      17.15%
     Net assets, end of year (000's)                      $ 12,947    $ 10,309   $  11,006    $  11,482   $   9,683






THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     California Tax-Exempt Fund                               2001        2000        1999        1998       1997
--------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $ 16.90      $ 15.82     $16.88       $16.72       $16.02
     Income (loss) from investment operations:
     Net investment income                                   0.70         0.72       0.72         0.75         0.74
     Net realized and unrealized gain (loss) on securities  (0.18)        1.10      (1.05)        0.26         0.71
       Total income (loss) from investment operations         0.52        1.82      (0.33)        1.01         1.45
     Distributions:
     Dividends from net investment income                   (0.70)      (0.71)      (0.72)       (0.75)      (0.75)
     Distributions from net realized gains                  (0.11)      (0.03)      (0.01)       (0.10)          .--
       Total distributions                                  (0.81)      (0.74)      (0.73)       (0.85)      (0.75)
     Net asset value at end of year                        $ 16.61     $ 16.90     $15.82       $16.88       $16.72
     Total return                                            3.09%      11.75%     (2.01%)        6.12%       9.33%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.65%       0.52%       0.70%        0.67%       0.67%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.20%       0.25%       0.25%        0.30%       0.32%
     Ratio of net investment income to average net assets    4.19%       4.27%       4.42%        4.43%       4.69%
     Portfolio turnover rate                                23.14%       8.13%       1.75%        9.40%      10.00%
     Net assets, end of year (000's)                     $  18,891   $  17,186  $    7,777    $   7,342   $   6,520



* Parnassus Investments has agreed to a 1.07% limit on expenses for the Equity Income Fund and 0.87% for the Fixed-Income and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the years ended December 31, 2001, 2000, 1999, 1998, and 1997.

     The Trust has adopted the provisions of the Guide effective January 1, 2001. There was no effect of these changes on the Fixed-Income Fund and the California Tax-Exempt Fund. The effect of the changes on the Equity Income Fund for the year ended December 31, 2001 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows:

     Increase in Net Investment Income Per Share                     $     0.21
-------------------------------------------------------------------------------
     (Decrease) in Net Realized and Unrealized Gain/(Loss) Per Share  $   (0.21)
     Increase in Ratio of Net Investment Income to Average Net Assets      1.00%

-------------------------------------------------------------------------------



TAX INFORMATION (UNAUDITED)
YEAR ENDED DECEMBER 31, 2001


The following tax information represents disclosures of various tax benefits passed through to shareholders. In accordance with the Code, the Equity Income Fund and the California Tax-Exempt Fund are designating long-term capital gain dividends of $1,884,000 and $176,000, respectively. Of the distributions made from net investment income in the California Tax-Exempt Fund, 100% is tax-exempt for regular federal income tax purposes.



THE PARNASSUS INCOME TRUST

INDEPENDENT TRUSTEES (UNAUDITED)
                                                                                Number of
                                                                                Portfolios
                                                                                in the Fund
                        Term of Office+                                                     Complex
                        and Length of                                           Overseen    Other Directorships
Name, Age, Address*     Time Served   Principal Occupation During Past 5 Years  by Trustee  Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Gail L. Horvath, 52     Since 1998    Owner and Director of New Product             Four        The Parnassus Fund
                                      Development at Just Desserts.
----------------------------------------------------------------------------------------------------------------------------
Herbert A. Houston, 58  Since 1992    Chief Executive Officer of the Haight         Four        The Parnassus Fund
                                      Ashbury Free Clinics, Inc. 1987-1998.
                                      Currently, a health care consultant.
----------------------------------------------------------------------------------------------------------------------------
Cecilia C.M. Lee, 58    Since 1998    President of hybridArts.com, a Silicon        Four        The Parnassus Fund
                                      Valley-based electronics firm.
Leo T. McCarthy, 71     Since 1998    President of the Daniel Group, a partnership  Four        Forward Global Fund
                                      involved in domestic investments. Director                The Parnassus Fund
                                      of Linear Technology, Accela, Inc. and the
                                      Forward Funds.
Donald E. O'Connor, 65  Since 1998    Retired executive for the Investment          Four        Advisor Series Trust
                                      Company Institute 1969-1997. Director of                  Forward Global Fund
                                      Advisors Series Trust and the Forward Funds.              The Parnassus Fund
Howard M. Shapiro, 70   Since 1992    Consultant to non-profit organizations        Four        Albina Community Bank
                                      specializing in marketing, advertising,                   The Parnassus Fund
                                      fund-raising and organizational structure.
                                      Director and Vice Chairman of Albina
                                      Community Bank in Portland, Oregon.
Joan Shapiro, 59        Since 1992    Chairman of Seer Analytics. Executive         Four        The Parnassus Fund
                                      with South Shore Bank of Chicago 1977-1997.


INTERESTED TRUSTEESS.
--------------------------------------------------------------------------------------------------------------------------------
Jerome L. Dodson, 58    Since 1985    President of The Parnassus Fund,          Four            The Parnassus Fund
                                      The Parnassus Income Trust and President
                                      and Director of Parnassus Investments
                                      since June of 1984.
-------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise noted, the address of the Trustees is c/o Parnassus Investments, One Market-Steuart Tower, #1600, San Francisco, CA 94105.

+ There is no set term of office for Trustees. The table shows the number of years for which they have served as Trustee.

ss. "Interested" Trustee, as defined in the 1940 Act, by reason of employment with and majority owner of Parnassus Investments, the Fund's advisor.

The Statement of Additional Information (SAI) contains further information about the Fund's trustees and is available without charge upon request. To request information, call Parnassus Investments toll free at (800) 999-3505.


The Parnassus Income Trust
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105
415.778.0200
800.999.3505
www.parnassus.com


Investment Adviser
Parnassus Investments
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Gardner, Carton & Douglas
321 N. Clark Street
Chicago, IL 60610

Independent Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Custodian
Union Bank of California
475 Sansome Street
San Francisco, CA 94111

Distributor
Parnassus Investments
One Market-Steuart Tower
Suite 1600
San Francisco, CA 94105


This report must be preceded or accompanied by a current prospectus.